UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Annual Report to Shareholders

DWS Strategic High Yield Tax Free Fund (formerly DWS High Yield Tax Free Fund)

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.20%, 1.97%, 1.96% and 0.92% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of DWS Strategic High Yield Tax Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Strategic High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.73%	3.58%	4.32%	4.91%
Class B	.88%	2.77%	3.52%	4.07%
Class C	.98%	2.80%	3.53%	4.09%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/08
DWS Strategic High Yield Tax Free Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	2.00%	3.85%	4.55%	4.90%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	4.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 12.46	$ 12.46	$ 12.47	$ 12.48
5/31/07	$ 12.83	$ 12.84	$ 12.84	$ 12.85
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .59	$ .49	$ .49	$ .62
May Income Dividend	$ .0497	$ .0417	$ .0414	$ .0509
SEC 30-day Yield++ as of 5/31/08	3.84%	3.27%	3.11%	4.12%
Tax Equivalent Yield++ as of 5/31/08	5.91%	5.03%	4.78%	6.34%
Current Annualized Distribution Rate++ as of 5/31/08	4.71%	3.95%	3.92%	4.82%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.69% and 3.07% for Classes A and B had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.56% and 3.75% for Classes A and B had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	104	3
3-Year	6	of	81	8
5-Year	17	of	77	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic High Yield Tax Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,716	$10,614	$11,800	$15,422
	Average annual total return	-2.84%	2.01%	3.37%	4.43%
Class B	Growth of $10,000	$9,797	$10,659	$11,790	$14,904
	Average annual total return	-2.03%	2.15%	3.35%	4.07%
Class C	Growth of $10,000	$10,098	$10,865	$11,896	$14,926
	Average annual total return	.98%	2.80%	3.53%	4.09%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,097	$11,976	$16,381
	Average annual total return	3.87%	3.53%	3.67%	5.06%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Strategic High Yield Tax Free Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,020,000	$1,120,100	$1,249,000	$1,318,300
	Average annual total return	2.00%	3.85%	4.55%	4.90%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,038,700	$1,109,700	$1,197,600	$1,275,900
	Average annual total return	3.87%	3.53%	3.67%	4.33%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 1.04% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 5/31/08
DWS Strategic High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	1.90%	3.81%	4.49%	5.06%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 12.47
5/31/07	$ 12.85
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .62
May Income Dividend	$ .0524
SEC 30-day Yield++ as of 5/31/08	4.28%
Tax Equivalent Yield++ as of 5/31/08	6.58%
Current Annualized Distribution Rate++ as of 5/31/08	4.96%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.07% had certain expenses not been reduced. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.75% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	2	of	104	2
3-Year	5	of	81	7
5-Year	11	of	77	15
10-Year	1	of	48	3

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic High Yield Tax Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Strategic High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,190	$11,186	$12,453	$16,386
	Average annual total return	1.90%	3.81%	4.49%	5.06%
Lehman Brothers Municipal Bond Index+	Growth of $	$10,387	$11,097	$11,976	$16,381
	Average annual total return	3.87%	3.53%	3.67%	5.06%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,000.40	$ 995.70	$ 996.60	$ 1,000.80	$ 1,001.50
Expenses Paid per $1,000**	$ 7.95	$ 11.82	$ 11.68	$ 6.75	$ 6.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,017.05	$ 1,013.15	$ 1,013.30	$ 1,018.25	$ 1,018.15
Expenses Paid per $1,000**	$ 8.02	$ 11.93	$ 11.78	$ 6.81	$ 6.91
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	1.59%	2.37%	2.34%	1.35%	1.37%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,000.40	$ 995.70	$ 996.60	$ 1,000.80	$ 1,001.50
Expenses Paid per $1,000**	$ 4.65	$ 8.43	$ 8.34	$ 3.40	$ 3.50
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,020.35	$ 1,016.55	$ 1,016.65	$ 1,021.60	$ 1,021.50
Expenses Paid per $1,000**	$ 4.70	$ 8.52	$ 8.42	$ 3.44	$ 3.54
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax Free Fund	.93%	1.69%	1.67%	.68%	.70%
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Strategic High Yield Tax Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Strategic High Yield Tax Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1987.

• Over 31 years of investment industry experience.

• BA, MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1998.

• Over 21 years of investment industry experience.

• BA, University of Redlands, California.

In the following interview, the portfolio management team discusses DWS Strategic High Yield Tax Free Fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the annual period ended May 31, 2008?

A: Municipal bonds delivered positive results over the 12 months, although returns lagged those of the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 3.87% for the year ended May 31, 2008.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 6.89% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike funds returns, do no include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) lowered short-term rates seven times during the period for a total reduction of 325 basis points (3.25 percentage points). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 2.00% at the end of May 2008. Municipal yields declined on the short and intermediate parts of the curve, while rising slightly on the long end.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was generally heavy early in the period, driven by relatively low interest rates, but trailed off on concerns over the uncertain credit status of leading bond insurers in the wake of the subprime crisis. Toward the end of the fiscal period, issuance began to rebound as issuers converted debt from the stalled auction-rate market into fixed-rate securities.4

4 Municipal auction-rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a Dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from one to 35 days.

Demand for all non-Treasury issues including municipals was severely impacted for much of the fiscal year by credit and liquidity concerns stemming from the collapse in subprime mortgages. Any support provided by traditional municipal market participants was overwhelmed during portions of the period by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand. In addition, demand suffered as dealers looking to improve balance sheets in the tight credit environment trimmed municipal inventory. Late in the period, retail interest in individual bonds strengthened and flows into tax-free mutual funds returned to positive levels. Insurance companies were generally the most consistent buyers of municipals during the period.

Municipal Bond Yield Curve (as of 5/31/07 and 5/31/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened during the 12 months. The two-year bond yield decreased 140 basis points from 3.68% to 2.28%, while the 30-year yield rose 28 basis points to 4.53% from 4.25%, resulting in a total steepening of 168 basis points. (See accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that ensued as the subprime mortgage crisis emerged in the summer of 2007.5 Credit spread widening was also driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.6 Many insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads.7

5 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.
6 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry.
7 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: How did DWS Strategic High Yield Tax Free Fund perform for the 12-month period ended May 31, 2008?

A: DWS Strategic High Yield Tax Free Fund posted a positive return of 1.73% for the period, (Class A shares). Its benchmark, the Lehman Brothers Municipal Bond Index, returned 3.87%, while the fund's average peer in the Lipper High Yield Municipal Debt Funds category returned -5.32%.8 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

8 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average return was -5.32% (104 funds), 3.66% (77 funds) and 3.60% (48 funds), respectively, as of 5/31/08. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2008?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income. We manage the fund's exposure to below-investment grade, high-yield issues strategically, varying that weighting according to our view of relative value. For much of the period, we maintained a relatively defensive posture. This translated into an underweighting of lower quality issues compared to many of our peers.9

9 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Entering the period, the yield advantage provided by BBB-rated versus AAA-rated issues was narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. This positioning benefited performance as market participants sought quality in the wake of the subprime crisis and credit spreads widened over the period. In particular, the fund's relatively modest exposure to tobacco- and airline-related issues helped performance.

As the period progressed, credit spreads reached levels where investors are paid more fairly for the incremental risk, and we began to selectively increase exposure to lower-quality issues. Toward the latter part of the fiscal year, we added significantly to the fund's high-yield exposure as credit spreads expanded on BBB-rated issues. At the end of May 2008, issues not rated or rated BBB or lower accounted for more than 50% of fund assets, up from about 30% one year earlier.

In addition, among investment grade issues, we increased the fund's holdings of prepaid utility contract bonds. These issues are backed by brokerage firms, virtually all of whom have some exposure to the subprime issue, and their prices suffered throughout the period.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.10 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. As we entered the period, the yield curve was relatively flat, reducing the income advantage provided by longer-term issues. In this environment, among investment-grade issues we emphasized bonds with maturities in the 10- to 15-year range. This curve positioning helped performance, as intermediate-term bonds experienced yield declines and price increases, while yields rose and prices fell modestly on longer-dated issues. As the curve has steepened, we have been adding exposure to issues in the 20-30 year range.

10 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

At the end of May, the 10-year municipal bond was yielding approximately 90% of the comparable maturity Treasury bond, up from 80% 12 months earlier, reflecting an attractive relative valuation. As a result, we have increased the use of hedging strategies designed to allow the fund to potentially benefit from the future performance of municipals versus Treasuries.

As wider credit spreads and a steeper yield curve have emerged, we have continued to adopt a less defensive position in the fund to take advantage of potential opportunities. With insurance becoming less of a factor in the municipal market, we believe the fund's long-standing focus on intensive credit evaluation will likely be increasingly valuable going forward. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	5/31/07

Revenue Bonds	69%	56%
ETM/Prerefunded	20%	27%
General Obligation Bonds	8%	13%
Lease Obligations	3%	4%
	100%	100%
Quality	5/31/08	5/31/07

AAA	18%	50%
AA	10%	8%
A	17%	11%
BBB	23%	9%
BB	9%	2%
B	1%	2%
CCC	—	2%
Not Rated	22%	16%
	100%	100%
Effective Maturity	5/31/08	5/31/07

Less than 1 year	9%	10%
1-4.99 years	25%	33%
5-7.99 years	15%	30%
8-14.99 years	28%	26%
Greater than 15 years	23%	1%
	100%	100%

Weighted average effective maturity: 10.0 and 5.7 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/08	5/31/07

Texas	12%	14%
California	11%	15%
Washington	9%	6%
New York	8%	7%
Pennsylvania	5%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.9%
Alabama 0.7%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,007,410
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	4,041,251
Montgomery, AL, Medical Clinic Board, Health Care Facility Revenue, Jackson Hospital & Clinic, 5.25%, 3/1/2036	2,000,000	1,836,080
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	1,836,180
		8,720,921
Arizona 1.2%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	3,879,760
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2022	3,570,000	3,680,777
Series A, 5.0%, 7/1/2023	2,540,000	2,604,440
Pima County, AZ, Industrial Development Revenue, Tucson Electric Power, Series A, 6.375%, 9/1/2029	5,000,000	5,067,100
		15,232,077
California 11.9%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	5,041,260
California, Morongo Band of Mission Indians, Enterprise Casino Revenue, Series B,144A, 6.5%, 3/1/2028	5,000,000	5,043,500
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,292,240
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	19,225,000	16,035,957
Series B, 5.625%, 6/1/2038	15,110,000	16,581,261
Series A-1, 5.75%, 6/1/2047	1,665,000	1,453,112
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	20,387,827
California, State Department of Water Resources, Power Supply Revenue, Series C-7, 1.38%*, 5/1/2022 (a)	7,100,000	7,100,000
California, State General Obligation:
5.0%, 2/1/2020	11,105,000	11,474,241
5.0%, 6/1/2022 (a)	8,000,000	8,311,440
5.25%, 2/1/2019	8,000,000	8,461,600
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,106,291
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	602,727
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Project, Series A, 5.0%, 12/1/2017 (a) (c)	5,310,000	5,620,901
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%, 12/1/2024	6,035,000	5,664,330
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	915,000	932,833
Sacramento CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2024 (a) (b)	8,500,000	8,971,580
Series U, 5.0%, 8/15/2025 (a) (b)	11,000,000	11,573,210
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	3,960,000	4,182,829
Southern California, Public Power Authority, National Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/1/2022	2,500,000	2,566,150
		148,403,289
Colorado 5.1%
Colorado, E-470 Public Highway Authority Revenue, Series A-1, 5.5%, 9/1/2024 (a)	3,500,000	3,637,445
Colorado, Educational & Cultural Facilities Authority Revenue, Lutheran Church Extension, 1.48%*, 5/15/2038, Bank of America NA (d)	11,000,000	11,000,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Federation, Series D3, 1.4%*, 12/1/2037, JPMorgan Chase Bank (d)	1,800,000	1,800,000
Colorado, Health Facilities Authority Revenue, Adventist Health Sunbelt, Series D, 5.125%, 11/15/2029	8,000,000	7,922,800
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	11,750,000	9,954,365
Colorado, Health Facilities Authority Revenue, Valley View Hospital Association, 5.75%, 5/15/2036	2,000,000	2,007,460
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,265,780
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	7,960,000	8,988,193
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	8,670,000	9,651,271
Denver, CO, City & County Single Family Mortgage Revenue, Metro Mayors Caucus, AMT, 5.25%, 11/1/2040	3,925,621	3,749,243
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,484,713
		63,461,270
Connecticut 1.5%
Connecticut, Mohegan Tribe Indians Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	2,528,070
Mashantucket, CT, Project Revenue, Mashantucket Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,817,340
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,718,800
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,619,580
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,523,620
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,427,460
Mashantucket, CT, Special Revenue, Mashantucket Western Pequot Tribe, Series A, 144A, 6.5%, 9/1/2031	7,295,000	7,297,553
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe, Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,005,550
		18,937,973
Delaware 0.3%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,257,500
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	912,990
		3,170,490
Florida 5.8%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	445,000	448,520
Florida, Special Assessment Revenue, East Park Community Development District, Series A, 7.5%, 5/1/2039	1,750,000	1,739,412
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems:
Series G, 5.125%, 11/15/2020	1,000,000	1,022,700
Series G, 5.125%, 11/15/2021	2,000,000	2,038,440
Series G, 5.125%, 11/15/2022	2,280,000	2,314,337
Series G, 5.125%, 11/15/2023	2,425,000	2,458,174
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,109,650
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,516,960
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,427,843
Jacksonville, FL, Economic Development Community, Health Care Facilities Revenue,1.35%*, 10/1/2015, SunTrust Bank (d)	1,000,000	1,000,000
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	8,100,000	8,237,052
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series C, 5.25%, 10/1/2035	5,000,000	4,879,150
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	798,640
Palm Beach County, FL, Health Facilities Authority Revenue, Waterford Project, 5.375%, 11/15/2022	2,600,000	2,493,998
Port St. Lucie, FL, Special Assessment Revenue, Southwest Annexation District 1, Series B, 5.0%, 7/1/2027 (a)	2,500,000	2,560,425
Seminole Tribe, FL, Special Obligation Revenue:
Series A, 144A, 5.5%, 10/1/2024	8,000,000	7,818,240
Series A, 144A, 5.75%, 10/1/2022	9,500,000	9,550,920
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2025 (a)	3,745,000	3,818,926
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group:
5.0%, 8/15/2023	5,000,000	5,080,800
5.0%, 8/15/2024	1,000,000	1,011,700
5.0%, 8/15/2025	5,000,000	5,036,350
		71,362,237
Georgia 1.5%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,005,070
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,225,000	1,109,740
Burke County, GA, Development Authority Pollution Control Revenue, Vogtle Project,1.35%*, 10/1/2032	1,000,000	1,000,000
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	10,000,000	9,958,000
Series A, 5.5%, 9/15/2024	2,440,000	2,338,496
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,367,375
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	85,249
		18,863,930
Guam 0.1%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,329,380
Illinois 3.0%
Chicago, IL, General Obligation:
Series A, 5.25%, 1/1/2029 (a)	175,000	181,937
Series A, Prerefunded, 5.25%, 1/1/2029 (a)	825,000	911,081
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	9,500,000	9,465,990
Illinois, Finance Authority Revenue, Monarch Landing, Inc. Facilities:
Series A, 7.0%, 12/1/2027	5,000,000	5,077,900
Series A, 7.0%, 12/1/2037	5,000,000	4,984,500
Illinois, Finance Authority Revenue, Northwestern Memorial Hospital, Series B-1, 1.5%*, 8/15/2042	600,000	600,000
Illinois, Finance Authority Revenue, Rush University Medical Center, Series B, 5.75%, 11/1/2028 (a)	1,250,000	1,300,625
Illinois, Finance Authority Revenue, Three Crowns Park Plaza:
Series A, 5.875%, 2/15/2026	1,225,000	1,142,582
Series A, 5.875%, 2/15/2038	500,000	447,535
Illinois, Municipal Electric Agency Power Supply Revenue:
Series A, 5.25%, 2/1/2023 (a)	3,500,000	3,602,865
Series A, 5.25%, 2/1/2024 (a)	2,500,000	2,568,125
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (a) (c)	4,370,000	4,795,288
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (a)	1,500,000	1,500,165
		36,578,593
Indiana 0.7%
Indiana, Health & Educational Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, 5.5%, 3/1/2037	1,750,000	1,560,703
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	895,410
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,113,999
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,041,310
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A, 6.0%, 5/15/2026	235,000	223,480
Vigo County, IN, Hospital Authority Revenue, Union Hospital, Inc., 144A, 5.5%, 9/1/2027	1,000,000	902,610
		8,737,512
Iowa 1.0%
Cedar Rapids, IA, First Mortgage Revenue, Cottage Grove Place, Series A, 5.875%, 7/1/2028	5,335,000	4,674,314
Iowa, Finance Authority Retirement Community Revenue, Edgewater LLC Project, 6.5%, 11/15/2027	5,000,000	4,815,800
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,392,370
		12,882,484
Kansas 1.7%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	2,013,305
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,052,460
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	8,964,480
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,335,581
Series 3, 5.625%, 11/15/2031	3,750,000	3,832,012
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,490,992
		20,688,830
Kentucky 0.8%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.625%, 10/1/2028	4,305,000	4,750,654
Series A, 6.625%, 10/1/2028	1,195,000	1,259,219
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (a) (c)	3,210,000	3,590,770
		9,600,643
Louisiana 1.6%
DeSoto Parish, LA, Environmental Improvement Revenue, International Paper Co. Project, AMT, Series A, 5.75%, 9/1/2031	5,000,000	4,522,450
Louisiana, Local Government Environmental Facilities, Community Development Authority Revenue, 6.75%, 11/1/2032	6,000,000	6,031,080
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	10,000,000	9,452,600
		20,006,130
Maryland 2.0%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,966,000	2,192,955
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, Prerefunded, 5.75%, 6/1/2031	1,000,000	1,055,770
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,747,225
Maryland, State Health & Higher Educational Facilities Authority Revenue, King Farm Presbyterian Community, Series B, 4.75%, 1/1/2013	5,000,000	4,911,000
Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, Series A, 5.0%, 7/1/2037	5,005,000	4,438,884
Maryland, State Health & Higher Educational Facilities Authority Revenue, Washington County Hospital:
5.75%, 1/1/2033	2,660,000	2,608,396
6.0%, 1/1/2028	6,100,000	6,278,730
		24,232,960
Massachusetts 4.3%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	8,785,000	8,078,335
8.0%, 9/1/2035	980,000	890,379
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,788,780
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	3,059,799
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,600,000	4,360,068
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,210,975
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,795,000	3,830,597
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,511,940
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	7,651,597
Massachusetts, State Health & Educational Facilities Authority Revenue, Caregroup Healthcare System:
Series E- 1, 5.0%, 7/1/2028 (b)	1,500,000	1,470,135
Series E-1, 5.125%, 7/1/2033 (b)	1,500,000	1,472,925
Massachusetts, State Health & Educational Facilities Authority Revenue, Milford Regional Medical Center:
Series E, 5.0%, 7/15/2022	2,250,000	2,115,090
Series E, 5.0%, 7/15/2032	3,250,000	2,808,585
Series E, 5.0%, 7/15/2037	2,750,000	2,333,485
Massachusetts, State Health & Educational Facilities Authority Revenue, Quincy Medical Center, Series A, 6.5%, 1/15/2038	1,500,000	1,479,480
Massachusetts, State Health & Educational Facilities Authority Revenue, South Shore Hospital:
Series F, Prerefunded, 5.625%, 7/1/2019	630,000	659,837
Series F, 5.625%, 7/1/2019	370,000	376,179
Series F, Prerefunded, 5.75%, 7/1/2029	2,520,000	2,642,699
Series F, 5.75%, 7/1/2029	1,480,000	1,497,819
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University, Series G, 1.5%*, 2/15/2026	3,000,000	3,000,000
		53,238,704
Michigan 1.9%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,582,700
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,818,147
Zero Coupon, 7/1/2012	3,150,000	2,685,785
Detroit, MI, Sewer Disposal Revenue, Series D, 2.407%**, 7/1/2032 (a)	1,610,000	1,304,100
Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community, 5.5%, 5/15/2036	1,000,000	850,900
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,219,680
Kentwood, MI, Economic Development, Limited Obligation, Holland Home, Series A, 5.375%, 11/15/2036	2,000,000	1,802,740
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,844,395
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,538,235
Michigan, State Hospital Finance Authority Revenue, Henry Ford Health System, Series A, 5.0%, 11/15/2016	1,125,000	1,179,101
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,118,680
		23,944,463
Minnesota 0.6%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,108,750
5.5%, 2/15/2023	1,000,000	1,115,210
Minneapolis & St. Paul, MN, Housing & Redevelopment Authority, Children's Health Care Systems Facilities, Series B, 1.43%*, 8/15/2025 (a)	5,375,000	5,375,000
		7,598,960
Mississippi 0.9%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,901,060
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,100,000	1,060,158
Warren County, MS, Gulf Opportunity, International Paper Co., Series A, 5.5%, 9/1/2031	4,250,000	3,917,608
		10,878,826
Missouri 1.8%
Branson, MO, Regional Airport Transportation Development, District Airport Revenue, AMT, Series B, 6.0%, 7/1/2037	1,250,000	1,085,112
Cass County, MO, Hospital Revenue, 5.5%, 5/1/2027	2,000,000	1,953,960
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,505,000	6,900,569
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,070,000	3,258,437
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	983,170
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016 (c)	7,600,000	8,624,784
		22,806,032
Nebraska 0.2%
Nebraska, Central Plains Energy Project Revenue, Project No. 1, Series A, 5.25%, 12/1/2021	3,000,000	2,974,830
Nevada 0.5%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	1,902,840
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, Series A, 5.0%, 6/1/2027	5,000,000	4,804,350
		6,707,190
New Hampshire 0.7%
New Hampshire, Health & Education Facilities Authority Revenue, Havenwood-Heritage Heights:
Series A, 5.35%, 1/1/2026	1,035,000	908,916
Series A, 5.4%, 1/1/2030	550,000	472,835
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,252,140
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,762,595
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,285,000	1,275,118
5.625%, 7/1/2018	1,615,000	1,572,542
		9,244,146
New Jersey 2.2%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,001,440
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,137,320
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue, Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,841,437
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,561,800
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,356,386
New Jersey, Tobacco Settlement Financing Corp.:
Series 1A, 5.0%, 6/1/2029	15,965,000	13,370,368
6.25%, 6/1/2043	5,500,000	6,262,465
		27,531,216
New York 5.9%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, St. Peter's Hospital Project:
Series A, 5.25%, 11/15/2027	3,000,000	3,011,010
Series A, 5.75%, 11/15/2022	1,500,000	1,586,250
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,416,070
Long Island, NY, Power Authority, Electric Systems Revenue:
Series E, 5.0%, 12/1/2021 (a)	4,000,000	4,152,040
Series E, 5.0%, 12/1/2022 (a)	16,075,000	16,626,212
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement, Amsterdam at Harborside, Series A, 6.7%, 1/1/2043	5,000,000	5,021,700
New York, Liberty Development Corp. Revenue, National Sports Museum Project, Series A, 6.125%, 2/15/2019	2,500,000	2,514,800
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	2,956,167
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 6.125%, 12/1/2029	2,000,000	2,010,920
New York, State Dormitory Authority Revenues, NYU Hospital Center, Series B, 5.25%, 7/1/2024	1,000,000	973,480
New York, State Mortgage Agency, Homeowner Mortgage Revenue, AMT, Series 150, 1.4%*, 10/1/2037	1,500,000	1,500,000
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	8,128,190
New York & New Jersey, Port Authority, AMT, Series 1969, 144A, 2.12%*, 4/15/2015 (a)	1,495,000	1,495,000
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,096,160
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT:
7.75%, 8/1/2031	5,000,000	4,750,050
8.0%, 8/1/2028	3,000,000	2,935,560
New York City, NY, Transitional Finance Authority Revenue, Series B, 5.5%, 2/1/2016 (c)	1,580,000	1,691,169
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,407,255
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,114,038
		73,386,071
North Carolina 0.6%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,045,620
Series F, 5.5%, 1/1/2017	1,495,000	1,556,265
Series B, 6.375%, 1/1/2013	2,075,000	2,200,579
North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage, Southminster Project, Series A, 5.625%, 10/1/2027	2,500,000	2,515,125
		7,317,589
North Dakota 0.3%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,152,750
Ohio 1.0%
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	11,755,000	10,672,129
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,133,620
		11,805,749
Oregon 1.4%
Clackamas County, OR, North Clackamas School District No. 12, Series B, 0% to 6/15/2011, 5.0% to 6/15/2023 (a)	10,420,000	9,416,867
Oregon, State General Obligation, Veterans Welfare, Series 89B, AMT, 1.35%*, 12/1/2038	7,500,000	7,500,000
		16,916,867
Pennsylvania 4.9%
Allegheny County, PA, Hospital Development Authority Revenue, West Penn Allegheny Health Systems:
Series A, 5.0%, 11/15/2028	12,160,000	10,287,846
Series B, 9.25%, 11/15/2022	2,000,000	2,353,300
Series B, 9.25%, 11/15/2030	4,630,000	5,447,890
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	2,222,550
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	2,073,593
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,112,680
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,153,000
Lancaster County, PA, Hospital Authority Revenue, Brethren Village Project, Series A, 6.375%, 7/1/2030	1,000,000	993,490
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,225,760
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,398,656
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy, AMT, Series A, 6.75%, 12/1/2036	4,000,000	4,042,120
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,398,713
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	718,298
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Temple University Health Systems, Series A, 5.0%, 7/1/2034	10,000,000	8,618,800
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	916,620
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,418,020
		60,381,336
Puerto Rico 2.4%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	20,000,000	21,194,200
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,495,196
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series N, 5.5%, 7/1/2024	2,000,000	2,044,360
Series M, 6.25%, 7/1/2022	5,000,000	5,503,600
		30,237,356
Rhode Island 0.1%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,707,914
South Carolina 1.8%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,514,190
Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	5,000,000	5,030,000
South Carolina, Jobs Economic Development Authority Revenue, Bon Secours Health System:
Series A, Prerefunded, 5.625%, 11/15/2030	1,040,000	1,151,290
Series B, 5.625%, 11/15/2030	3,960,000	4,026,884
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	4,820,000	5,681,479
Series C, 7.0%, 8/1/2030 (c)	600,000	705,678
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	3,978,555
		22,088,076
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,000,000	993,820
Tennessee 3.6%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue:
5.0%, 12/15/2017	2,500,000	2,417,450
5.0%, 12/15/2018	2,160,000	2,071,418
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,629,610
Johnson City, TN, Health & Educational Facilities, Board Hospital Revenue, First Mortgage, Mountain States Health Alliance, Series A, 5.5%, 7/1/2036	15,225,000	14,493,591
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,958,550
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool:
1.25%*, 4/1/2032, Bank of America NA (d)	1,000,000	1,000,000
1.25%*, 2/1/2036, Bank of America NA (d)	1,000,000	1,000,000
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care, Prerefunded, 6.5%, 9/1/2026	5,000,000	5,699,550
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2018	8,000,000	8,022,640
		44,292,809
Texas 11.2%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,610,460
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,420,875
Austin, TX, Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.413%, 4/1/2027***	4,930,000	3,646,869
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,684,541
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital, Series A-3, 1.4%*, 12/1/2039 (a)	20,000,000	20,000,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,190,545
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	4,460,000	4,934,678
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.75%, 8/15/2016	1,605,000	1,620,633
6.75%, 8/15/2016	1,895,000	1,905,062
Prerefunded, 6.875%, 8/15/2026	2,290,000	2,312,877
6.875%, 8/15/2026	2,710,000	2,724,146
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	10,100,000	8,645,600
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (a)	3,075,000	3,341,203
5.75%, 8/1/2017 (a)	1,185,000	1,286,673
Lewisville, TX, Combination Contract Revenue, 144A, 6.75%, 10/1/2032	17,200,000	16,887,648
Lubbock, TX, Health Facilities Development Corp. Revenue, First Mortgage Carillon Project, Series A, 6.5%, 7/1/2019	2,265,000	2,398,930
North Texas, Tollway Authority Revenue, First Tier, Series A, 5.625%, 1/1/2033	1,000,000	1,026,400
Plano, TX, Independent School District, 5.375%, 2/15/2016 (c)	1,700,000	1,800,742
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2022	2,000,000	2,040,900
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,772,650
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	4,926,350
Texas, Municipal Gas Acquisition & Supply Corp I, Gas Supply Revenue:
Series B, 2.426%**, 12/15/2017	20,000,000	16,800,000
Series B, 2.576%**, 12/15/2026	5,350,000	4,012,500
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	10,000,000	10,166,100
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,027,040
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,045,800
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (a)	10,000,000	10,664,400
		138,893,622
Utah 0.2%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,188,380
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (e)	795,000	795,310
Virginia 1.6%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,249,630
Virginia, Marquis Community Development Authority Revenue, 5.625%, 9/1/2018	7,500,000	7,311,300
Virginia, Peninsula Ports Authority, Residential Care Facility Revenue, Virginia Baptist Homes, Series C, 5.4%, 12/1/2033	2,600,000	2,217,228
Virginia, Peninsula Town Center Community Development Authority Revenue, Special Obligation, 6.45%, 9/1/2037	3,000,000	2,783,130
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	4,243,330
		19,804,618
Washington 5.3%
Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital, 6.5%, 12/1/2038	3,205,000	3,120,100
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (a)	4,885,000	5,272,039
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,766,210
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,181,100
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,087,675
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028 (a)	2,970,000	2,994,413
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center:
Series B, 5.75%, 8/15/2037 (a)	6,675,000	6,087,667
Series A, 6.125%, 8/15/2037	16,000,000	15,731,200
Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, AMT, Series A, 1.0%*, 3/1/2041, Bank of America NA (d)	10,700,000	10,700,000
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (a)	3,375,000	3,642,367
		65,582,771
West Virginia 0.4%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,081,381
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,435,869
		5,517,250
Wisconsin 0.6%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,277,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,558,675
		7,835,675
Wyoming 0.0%
Platte County, WY, Pollution Control Revenue, Tri-State Generation & Transmission Association, Inc., Series B, 1.65%*, 7/1/2014 National Rural Utilities Cooperative Finance Corp. (d)	500,000	500,000
Multi-State 0.4%
Non-Profit Preferred Funding Trust I, Series A1, 4.22%, 9/15/2037	4,937,882	4,822,977
Total Municipal Bonds and Notes (Cost $1,145,768,606)		1,166,354,026

Municipal Inverse Floating Rate Notes (f) 23.7%
California 1.2%
California, State Department Water Resources, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (g)	3,750,000	4,131,975
Trust: California, State Department Water Resources, Power Supply Revenue, Series 309, 144A, 8.885%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2015 (a) (g)	5,800,000	6,358,685
Trust: California, State Economic Recovery, Series 926, 144A, 8.032%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (a) (g)	2,110,335	2,198,477
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (a) (g)	1,948,001	2,029,364
Trust: California, Austin Trust, Various States, Series 2008-1104, 14.623%, 5/112027, Leverage Factor at purchase date: 4 to I
		14,718,501
District of Columbia 1.8%
District of Columbia, Metropolitan Airport Authority System, Series B, AMT, 5.0%, 10/1/2023 (a) (g)	10,000,000	9,956,900
Trust: District of Columbia, Metropolitan Airport Authority System, AMT, Series 2169, 144A, 57.25%, 10/1/2023, Leverage Factor at purchase date: 20 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%,10/1/2014 (a) (g)	8,440,000	9,709,503
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, RITES-PA-612A, 144A, 10.135%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%,10/1/2016 (a) (g)	2,310,000	2,700,644
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, RITES-PA-612B, 144A, 10.135%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
		22,367,047
Hawaii 0.8%
Hawaii, State General Obligation, Series DK, 5.0%, 5/1/2027 (g)	10,000,000	10,469,550
Trust: Hawaii, State General Obligation, Series 2867, 144A, 13.91%, 5/1/2027, Leverage Factor at purchase date: 4 to 1
Illinois 0.6%
Aurora, IL, Single Family Mortgage Revenue, Series C, AMT, 5.5%, 6/1/2045 (g)	6,900,000	6,920,666
Trust: Illinois, Puttable Floating Option Tax Exempt Receipts, RITES-PA-1499, AMT, 144A, 16.33%, 6/1/2045, Leverage Factor at purchase date: 4 to 1
Maryland 0.9%
Maryland, State General Obligation, State & Location Facilities Loan, Series 2, 5.0%, 8/1/2022 (g)	10,000,000	10,752,850
Trust: Maryland, DFA Municipal Trust, Various States, Series 3002, 144A, 14.6%, 8/1/2022, Leverage Factor at purchase date: 4 to 1
Michigan 0.6%
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (a) (g)	7,500,000	8,052,450
Trust: Michigan State, Series 2081, 144A, 15.45%, 9/15/2023, Leverage Factor at purchase date: 4 to 1
Nevada 2.4%
Clark County, NV, School District, Series A, 5.0%, 6/15/2022 (a) (g)	7,327,500	7,805,093
Trust: Clark County, NV, School District, Series 1976, 144A, 13.111%, 6/15/2022, Leverage Factor at purchase date: 4 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (g)	7,848,723	8,298,275
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (g)	8,200,720	8,670,434
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (g)	5,296,333	5,599,692
Trust: Clark County, NV, Lehman Municipal Trust Receipts, Various States, Series K76W, 144A, 26.861%, 6/15/2023, Leverage Factor at purchase date: 8.5 to 1
		30,373,494
New Jersey 0.9%
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series G, 5.0%, 9/1/2019 (a) (g)	10,125,000	11,056,871
Trust: New Jersey, Economic Development Authority Revenue, RITES, Series PA-1253, 144A, 33.183%, 9/1/2019, Leverage Factor at purchase date: 10 to 1
New York 4.0%
New York, Long Island Power Authority, Electric System Revenue, Series D, 5.0%, 9/1/2023 (a) (g)	10,000,000	10,417,900
Trust: New York, Long Island Power Authority, Electric System Revenue, Series 1914, 144A, 13.1%, 9/1/2023, Leverage Factor at purchase date: 4 to 1
New York, State Dormitory Authority Revenues, Mental Health Services, Series B, 6.0%, 8/15/2016 (a) (g)	3,780,000	4,291,604
Trust: New York, State Dormitory Authority Revenues, Residual Certificates, Series 310, 144A, 10.015%, 8/15/2016, Leverage Factor at purchase date: 2 to 1
New York, State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2023 (g)	5,095,207	5,403,601
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-2, 144A, 14.438%, 3/15/2023, Leverage Factor at purchase date: 4 to 1
New York, State Environmental Facilities Corp., Clean Drinking Water, NYC Municipal Water, Series A, 5.0%, 6/15/2025 (g)	4,000,000	4,230,360
New York, State Environmental Facilities Corp., Clean Drinking Water, NYC Municipal Water, Series A, 5.0%, 6/15/2026 (g)	3,000,000	3,172,770
New York, State Environmental Facilities Corp., Clean Drinking Water, NYC Municipal Water, Series A, 5.0%, 6/15/2027 (g)	3,000,000	3,172,770
Trust: New York, State Environmental Facilities Corp., Clean Drinking Water, Series 2870, 144A, 13.91%, 6/15/2025, Leverage Factor at purchase date: 4 to 1
New York & New Jersey Port Authority, Series 147, AMT, 5.0%, 10/15/2023 (a) (g)	8,260,000	8,324,345
Trust: New York & New Jersey, Port Authority Revenue, AMT, Series 1969, 144A, 13.1%, 10/15/2023, Leverage Factor at purchase date: 4 to 1
New York City, NY, Transitional Finance Authority Revenue, Series C-1, 5.0%, 11/1/2027 (g)	10,000,000	10,450,450
Trust: New York City, NY, Transitional Finance Authority Revenue, Series 2072, 144A, 65.99%, 11/1/2027, Leverage Factor at purchase date: 20 to 1
		49,463,800
Pennsylvania 1.3%
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2024 (g)	15,475,000	16,385,625
Trust: Pennsylvania, State Revenue Bond, Series 2720, 144A, 32.58%, 8/1/2024, Leverage Factor at purchase date: 10 to 1
Tennessee 1.3%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2024 (g)	14,996,415	15,922,740
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-1, 144A, 14.147%, 1/1/2024, Leverage Factor at purchase date: 4 to 1
Texas 3.2%
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2024 (g)	3,710,000	3,863,714
Conroe, TX, Independent School District, School Building, 5.0%, 2/15/2025 (g)	4,315,000	4,493,780
Trust: Conroe, TX, Independent School District, Series 2487, 144A, 14.187%, 2/15/2024, Leverage Factor at purchase date: 4 to 1
Texas, Dallas/Fort Worth International Airport Revenue, Series A, AMT, 5.5%,11/1/2020 (a) (g)	7,130,000	7,346,610
Trust: Texas, Dallas/Fort Worth International Airport Revenue, AMT, Series 350, 144A, 8.392%, 11/1/2020, Leverage Factor at purchase date: 2 to 1
Texas, North East Independent School District, School Building, Series A, 5.0%, 8/1/2024 (g)	10,000,000	10,494,350
Trust: Texas, North East Independent School District, Series 2355, 144A, 64.85%, 8/1/2024, Leverage Factor at purchase date: 20 to 1
Texas, State Transportation Commission Revenue, First-Tier, 5.0%, 4/1/2026 (g)	12,500,000	13,080,750
Trust: Texas, State Transporation Commission Revenue, Series 2563, 144A, 78.68%, 4/1/2026, Leverage Factor at purchase date: 25 to 1
		39,279,204
Washington 4.7%
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.375%, 7/1/2015 (a) (g)	12,500,000	13,419,250
Trust: Washington, Energy Northwest Electric Revenue RITES-PA-825, 144A, 8.9%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series A, 5.0%, 7/1/2024 (g)	10,000,000	10,404,200
Trust: Washington, Energy Northwest Electric Revenue, Series 2301, 144A, 17.6%, 7/1/2024, Leverage Factor at purchase date: 5 to 1
Washington, State Public Power Supply System, Nuclear Project No. 2, 5.4%, 7/1/2012	3,000,000	3,511,260
Washington, State General Obligation, Motor Vehicle Fuel Tax, Series B, 5.0%,7/1/2024 (a) (g)	10,000,000	10,506,200
Trust: Washington, DFA Municipal Trust, Various States, Series 3003, 144A, 14.6%, 7/1/2024, Leverage Factor at purchase date: 4 to 1
Washington, State General Obligation, Series A, 5.0%, 7/1/2025 (g)	10,000,000	10,475,550
Trust: Washington, State General Obligation Series 2154, 144A, 64.85%, 7/1/2025, Leverage Factor at purchase date: 20 to 1
Washington, State General Obligation, Series 2007A, 5.0%, 7/1/2023 (a) (g)	10,000,000	10,487,400
Trust: Washington, State General Obligation Series 2302, 144A, 17.6%, 7/1/2023, Leverage Factor at purchase date: 5 to 1
		58,803,860
Total Municipal Inverse Floating Rate Notes (Cost $291,310,985)		294,566,658
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,437,079,591)+	117.6	1,460,920,684
Other Assets and Liabilities, Net	(17.6)	(218,781,210)
Net Assets	100.0	1,242,139,474
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2008.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2008.
*** Partial interest paying security. The rate shown represents 95% of the original coupon rate.
+ The cost for federal income tax purposes was $1,436,192,640. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $24,728,044. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,996,783 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,268,739.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	2.8
American Capital Assurance	0.4
Financial Guaranty Insurance Company	4.3
Financial Security Assurance, Inc.	8.7
MBIA Corp.	3.9
Radian Asset Assurance	0.2
(b) When-issued security.
(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.
(d) Security incorporates a letter of credit from a major bank.
(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of this security is uncertain and there may be changes in the estimated value of this security.
Schedule of Restricted Security
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020	12/12/1989	779,947	795,310	0.1
(f) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(g) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At May 31, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
9/26/2008 9/26/2018	19,300,000[1]	Fixed — 4.145%	Floating — LIBOR	904,456
10/1/2008 4/1/2025	9,400,000[2]	Fixed — 4.662%	Floating — LIBOR	345,060
11/30/2007 5/30/2025	5,000,000[3]	Fixed — 4.948%	Floating — LIBOR	19,935
5/302008 5/30/2025	5,000,000[4]	Fixed — 4.868%	Floating — LIBOR	66,542
2/12/2009 2/12/2026	5,400,000[3]	Fixed — 5.006%	Floating — LIBOR	(3,779)
6/13/2008 6/13/2028	14,000,000[1]	Fixed — 5.123%	Floating — LIBOR	(153,657)
11/21/2008 11/21/2028	15,000,000[5]	Fixed — 4.854%	Floating — LIBOR	362,923
Total net unrealized appreciation on open interest rate swaps				1,541,480
Counterparties:
[1] Goldman Sachs & Co.
[2] Citigroup Global Markets, Inc.
[3] JPMorgan Chase Securities, Inc.
[4] Lehman Brothers, Inc.
[5] Morgan Stanley Co., Inc.

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments in securities, at value (cost $1,437,079,591)	$ 1,460,920,684
Cash	2,093,722
Interest receivable	21,416,939
Receivable for investments sold	390,669
Receivable for Fund shares sold	15,448,437
Net unrealized appreciation on interest rate swaps	1,541,480
Due from Advisor	111,881
Other assets	76,226
Total assets	1,502,000,038
Liabilities
Payable for investments purchased	18,268,398
Payable for when-issued securities	23,461,675
Payable for floating rate notes issued	213,853,027
Payable for Fund shares redeemed	2,234,867
Distributions payable	791,484
Accrued management fee	523,921
Other accrued expenses and payables	727,192
Total liabilities	259,860,564
Net assets, at value	$ 1,242,139,474
Net Assets Consist of
Undistributed net investment income	155,152
Net unrealized appreciation (depreciation) on: Investments	23,841,093
Interest rate swaps	1,541,480
Accumulated net realized gain (loss)	(16,665,486)
Paid-in capital	1,233,267,235
Net assets, at value	$ 1,242,139,474

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($334,198,335 ÷ 26,822,900 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.46
Maximum offering price per share (100 ÷ 95.50 of $12.46)	$ 13.05

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,144,779 ÷ 2,258,411 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($86,732,142 ÷ 6,956,592 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.47
Class S Net Asset Value, offering and redemption price(a) per share ($787,045,365 ÷ 63,107,082 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.47
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,018,853 ÷ 482,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.48
(a) Redemption price per share for shares held less than 15 days is equal to net asset value The accompanying notes are an integral part of the financial statements.less a 2% redemption fee.
Statement of Operations for the year ended May 31, 2008
Investment Income
Income: Interest	$ 64,631,145
Expenses: Management fee	5,337,875
Administration fee	1,035,200
Services to shareholders	1,775,316
Custodian fee	30,411
Distribution and service fees	1,559,314
Professional fees	132,073
Trustees' fees and expenses	40,694
Reports to shareholders	170,760
Interest expense and fees on floating rate notes	6,508,304
Registration fees	126,333
Other	79,092
Total expenses before expense reductions	16,795,372
Expense reductions	(1,519,124)
Total expenses after expense reductions	15,276,248
Net investment income	49,354,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,593,744
Futures	(2,056,050)
Interest rate swaps	(805,000)
2,732,694
Change in net unrealized appreciation (depreciation) on: Investments	(36,490,409)
Interest rate swaps	1,541,480
(34,948,929)
Net gain (loss)	(32,216,235)
Net increase (decrease) in net assets resulting from operations	$ 17,138,662

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2008
Cash Flows from Operating Activities:
Investment income received*	$ 61,051,974
Payment of operating expenses	(8,368,662)
Payment of interest expense on floating rate notes	(6,508,304)
Proceeds from sales and maturities of investments	838,343,021
Purchases of investments	(1,260,423,212)
Net receipt (payment) on interest rate swaps	(805,000)
Net purchases, sales and maturities of short-term investments	3,976
Net receipt (payments) on futures	(2,056,050)
Cash provided (used) by operating activities	$ (378,762,257)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 546,490,446
Cost of shares redeemed	(282,551,390)
Distributions paid (net of reinvestment of distributions)	(18,658,335)
Increase (decrease) in payable for floating rate notes issued	136,640,527
Cash provided (used) by financing activities	381,921,248
Increase (decrease) in cash	3,158,991
Cash (overdraft) at beginning of period	(1,065,269)
Cash (overdraft) at end of period	$ 2,093,722
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 17,138,662
Net (increase) decrease in cost of investments	(468,028,103)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	36,490,409
Net (increase) decrease in unrealized appreciation (depreciation) on interest rate swaps	(1,541,480)
(Increase) decrease in interest receivable	(4,802,431)
(Increase) decrease in receivable for investments sold	(148,669)
(Increase) decrease in other assets	39,584
Increase (decrease) in payable for investments purchased and when-issued securities	41,730,073
Increase (decrease) in accrued expenses and payables	359,698
Cash provided (used) by operating activities	$ (378,762,257)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 30,362,194
* Non-cash activity from discount accretion and premium amortization in the net amount of $1,223,260 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2008	2007
Operations: Net investment income	$ 49,354,897	$ 41,289,989
Net realized gain (loss)	2,732,694	580,052
Change in net unrealized appreciation (depreciation)	(34,948,929)	1,241,612
Net increase (decrease) in net assets resulting from operations	17,138,662	43,111,653
Distributions to shareholders from: Net investment income: Class A	(11,902,184)	(8,470,680)
Class B	(1,270,196)	(1,753,227)
Class C	(2,616,395)	(2,284,186)
Class AARP	—	(399,428)
Class S	(32,920,918)	(27,946,372)
Institutional Class	(242,680)	(161,373)
Total distributions	(48,952,373)	(41,015,266)
Fund share transactions: Proceeds from shares sold	560,011,073	259,491,620
Reinvestment of distributions	30,362,194	24,740,632
Cost of shares redeemed	(283,956,203)	(153,151,293)
Redemption fees	13,979	1,531
Net increase (decrease) in net assets from Fund share transactions	306,431,043	131,082,490
Increase (decrease) in net assets	274,617,332	133,178,877
Net assets at beginning of period	967,522,142	834,343,265
Net assets at end of period (undistributed net investment income of $155,152 and $146,297, respectively)	$ 1,242,139,474	$ 967,522,142

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.83	$ 12.78	$ 12.88	$ 12.50	$ 12.86
Income from investment operations: Net investment income	.59	.59	.60	.65	.67
Net realized and unrealized gain (loss)	(.37)	.05	(.10)	.39	(.35)
Total from investment operations	.22	.64	.50	1.04	.32
Less distributions from: Net investment income	(.59)	(.59)	(.60)	(.65)	(.67)
Net realized gains	—	—	(.00)*	(.01)	(.01)
Total distributions	(.59)	(.59)	(.60)	(.66)	(.68)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.46	$ 12.83	$ 12.78	$ 12.88	$ 12.50
Total Return (%)[a]	1.73[b]	5.03[b]	4.01	8.48[b]	2.48[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	334	196	181	182	151
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.60	1.20	1.31	1.08	1.08
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	1.57	1.20	1.31	1.02	.88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.94	.96	.98	.90	.80
Ratio of net investment income (%)	4.67	4.56	4.70	5.14	5.24
Portfolio turnover rate (%)	70	57	43	34	44
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.86
Income from investment operations: Net investment income	.49	.49	.50	.55	.57
Net realized and unrealized gain (loss)	(.38)	.06	(.11)	.39	(.34)
Total from investment operations	.11	.55	.39	.94	.23
Less distributions from: Net investment income	(.49)	(.49)	(.50)	(.55)	(.57)
Net realized gains	—	—	(.00)*	(.01)	(.01)
Total distributions	(.49)	(.49)	(.50)	(.56)	(.58)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.46	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Total Return (%)[a]	.88[b]	4.31[b]	3.13	7.65[b]	1.74[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	41	50	54	56
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.37	1.97	2.09	1.85	1.90
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	2.32	1.96	2.09	1.80	1.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.69	1.73	1.76	1.68	1.60
Ratio of net investment income (%)	3.92	3.79	3.92	4.36	4.44
Portfolio turnover rate (%)	70	57	43	34	44
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.84	$ 12.78	$ 12.89	$ 12.51	$ 12.87
Income from investment operations: Net investment income	.49	.49	.51	.55	.57
Net realized and unrealized gain (loss)	(.37)	.06	(.11)	.39	(.35)
Total from investment operations	.12	.55	.40	.94	.22
Less distributions from: Net investment income	(.49)	(.49)	(.51)	(.55)	(.57)
Net realized gains	—	—	(.00)*	(.01)	(.01)
Total distributions	(.49)	(.49)	(.51)	(.56)	(.58)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.47	$ 12.84	$ 12.78	$ 12.89	$ 12.51
Total Return (%)[a]	.98[b]	4.31[b]	3.15	7.66[b]	1.69[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	57	64	63	58
Ratio of expenses before expense reductions (including interest expense) (%)[c]	2.31	1.96	2.07	1.84	1.87
Ratio of expenses after expenses reductions (including interest expense) (%)[c]	2.31	1.96	2.07	1.79	1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.68	1.73	1.74	1.67	1.57
Ratio of net investment income (%)	3.93	3.79	3.94	4.37	4.47
Portfolio turnover rate (%)	70	57	43	34	44
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.85	$ 12.79	$ 12.89	$ 12.52	$ 12.87
Income from investment operations: Net investment income	.62	.62	.63	.67	.67
Net realized and unrealized gain (loss)	(.38)	.06	(.10)	.38	(.34)
Total from investment operations	.24	.68	.53	1.05	.33
Less distributions from: Net investment income	(.62)	(.62)	(.63)	(.67)	(.67)
Net realized gains	—	—	(.00)*	(.01)	(.01)
Total distributions	(.62)	(.62)	(.63)	(.68)	(.68)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.47	$ 12.85	$ 12.79	$ 12.89	$ 12.52
Total Return (%)	1.90[a]	5.36[a]	4.19	8.52	2.59[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	787	669	473	488	517
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.53	1.04	1.14	.92	.86
Ratio of expenses after expenses reductions (including interest expense) (%)[b]	1.32	.96	1.14	.92	.85
Ratio of expenses after expense reductions (excluding interest expense) (%)	.69	.73	.81	.80	.77
Ratio of net investment income (%)	4.92	4.79	4.87	5.24	5.27
Portfolio turnover rate (%)	70	57	43	34	44
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.85	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Income from investment operations: Net investment income	.62	.62	.63	.67	.67
Net realized and unrealized gain (loss)	(.37)	.06	(.10)	.39	(.34)
Total from investment operations	.25	.68	.53	1.06	.33
Less distributions from: Net investment income	(.62)	(.62)	(.64)	(.67)	(.67)
Net realized gains	—	—	(.00)*	(.01)	(.01)
Total distributions	(.62)	(.62)	(.64)	(.68)	(.68)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 12.48	$ 12.85	$ 12.79	$ 12.90	$ 12.52
Total Return (%)	2.00	5.40	4.18[a]	8.67	2.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3	3.36		.16
Ratio of expenses before expense reductions (including interest expense) (%)[b]	1.32	.92	1.14	.88	.81
Ratio of expenses after expenses reductions (including interest expense) (%)[b]	1.32	.92	1.11	.88	.81
Ratio of expenses after expense reductions (excluding interest expense) (%)	.69	.69	.78	.76	.73
Ratio of net investment income (%)	4.92	4.83	4.90	5.28	5.31
Portfolio turnover rate (%)	70	57	43	34	44
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Strategic High Yield Tax Free Fund (the "Fund") (formerly DWS High Yield Tax Free Fund) is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date").The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made when the swap is terminated are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floater securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2008 was approximately $181,000,000 with a weighted average interest rate of 3.60%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2008 the Fund had a net tax basis capital loss carryforward of approximately $15,748,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2009 ($2,732,000), May 31, 2010 ($4,526,000), May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000), May 31, 2014 ($2,294,000) and May 31, 2015 ($234,000), the respective expiration dates, whichever occurs first.

During the year ended May 31, 2008, the Fund utilized approximately $3,076,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 946,636
Capital loss carryforwards	$ (15,748,00)
Net unrealized appreciation (depreciation) on investments	$ 24,728,044

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2008	2007
Distributions from tax-exempt income	$ 48,952,373	$ 41,015,266

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at May 31, 2008. Non cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $1,302,154,215 and $838,491,690, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from June 1, 2007 through September 30, 2007, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Over $500 million of such net assets	.490%

Effective October 1, 2007, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund's average daily net assets	.565%
Next $200 million of such net assets	.515%
Next $500 million of such net assets	.490%
Over $1 billion of such net assets	.470%

Accordingly, for the year ended May 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

For the period from June 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.97%
Class B	1.72%
Class C	1.72%
Class S	.72%
Institutional Class	.72%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.93%
Class B	1.68%
Class C	1.68%
Class S	.68%

For the year ended May 31, 2008 the Advisor reimbursed $826,745 of sub-recordkeeping fees for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2008, the Advisor received an Administration Fee of $1,035,200, of which $98,347 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 75,295	$ 72,694	$ —
Class B	17,373	14,765	—
Class C	22,746	983	8,374
Class S	580,105	580,105	—
Institutional Class	616	—	232
	$ 696,135	$ 668,547	$ 8,606

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 247,659	$ 20,298
Class C	502,967	53,843
	$ 750,626	$ 74,141

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annual Effective Rate
Class A	$ 601,022	$ 121,470.24%
Class B	75,597	11,306.23%
Class C	132,069	367.20%
	$ 808,688	$ 133,143

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2008 aggregated $101,408.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2008, the CDSC for Class B and Class C aggregated $81,293 and $24,875, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2008, DIDI received $26,863 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $52,015, of which $27,370 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the year ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $5,742 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2008, the Fund's custodian fee was reduced by $2,901 and $15,189, for the custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,729,060	$ 198,897,146	4,014,856	$ 51,864,713
Class B	295,659	3,730,524	173,066	2,235,647
Class C	3,567,868	45,064,789	735,088	9,508,262
Class AARP*	—	—	105,489	1,345,354
Class S	24,607,422	309,621,448	14,963,073	194,067,394
Institutional Class	212,277	2,697,166	36,406	470,250
		$ 560,011,073		$ 259,491,620
Shares issued to shareholders in reinvestment of distributions
Class A	634,058	$ 7,989,384	388,224	$ 5,010,911
Class B	48,834	617,211	65,558	846,106
Class C	111,932	1,412,162	95,541	1,233,536
Class AARP*	—	—	12,772	162,077
Class S	1,592,198	20,119,238	1,341,667	17,340,058
Institutional Class	17,749	224,199	11,446	147,944
		$ 30,362,194		$ 24,740,632
Shares redeemed
Class A	(4,838,808)	$ (60,890,039)	(3,245,914)	$ (41,886,348)
Class B	(1,307,999)	(16,591,591)	(932,332)	(12,041,581)
Class C	(1,194,207)	(15,102,302)	(1,347,099)	(17,424,303)
Class AARP*	—	—	(91,722)	(1,168,976)
Class S	(15,178,878)	(191,233,535)	(6,208,695)	(80,254,409)
Institutional Class	(10,972)	(138,736)	(28,953)	(375,676)
		$ (283,956,203)		$ (153,151,293)
Shares converted*
Class AARP	—	$ —	(4,985,296)	$ (63,578,037)
Class S	—	—	4,982,561	63,578,037
		$ —		$ —
Redemption fees		$ 13,979		$ 1,531
Net increase (decrease)
Class A	11,524,310	$ 146,000,411	1,157,166	$ 14,989,348
Class B	(963,506)	(12,243,839)	(693,708)	(8,959,550)
Class C	2,485,593	31,378,855	(516,470)	(6,682,501)
Class AARP*	—	—	(4,958,757)	(63,239,418)
Class S	11,020,742	138,512,987	15,078,606	194,732,093
Institutional Class	219,054	2,782,629	18,899	242,518
		$ 306,431,043		$ 131,082,490
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Strategic High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Strategic High Yield Tax Free Fund (the "Fund") (formerly DWS High Yield Tax Free Fund) at May 31, 2008, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2008, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	SHYTX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-501	23337W-600
Fund Number	152	252	352	2008	512

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Strategic High Yield Tax Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC HIGH YIELD TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$77,725	$0	$0	$0
2007	$75,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008